UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     FEBRUARY 12, 2007
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-81808                                          22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                  07470
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000

























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
ITEM 8.01.  OTHER EVENTS

On February 12, 2007, Building Materials Corporation of America ("BMCA") announced that its indirect, wholly-owned subsidiary, BMCA Acquisition Sub Inc. (the "Purchaser"), has commenced cash tender offers to purchase all of the outstanding $25,000,000 in aggregate principal amount of the 4.69% Senior Notes due 2007 (the "2007 Notes"), $60,000,000 in aggregate principal amount of the 6.99% Senior Notes due 2009 (the "2009 Notes"), $60,000,000 in aggregate principal amount of the 7.49% Senior Notes due 2012 (the "2012 Notes") and $50,000,000 in aggregate principal amount of the 6.28% Senior Notes due 2014 (the "2014 Notes" and, together with the 2007 Notes, the 2009 Notes and the 2012 Notes, the "Notes") issued by ElkCorp, as well as related consent solicitations to amend the note purchase agreements governing each of the Notes. The tender offers, as well as the related consent solicitations, are being made upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase and Consent Solicitation Statement dated February 12, 2007. Each tender offer is scheduled to expire at 5:00 p.m., New York City time, on March 23, 2007, unless extended or earlier terminated.

The offers are being made in connection with the previously announced offer by the Purchaser to purchase each outstanding share of common stock and the associated preferred stock purchase rights of ElkCorp for $43.50 in cash and the related merger to be consummated in accordance with the merger agreement entered into by the Purchaser, BMCA Acquisition Inc., a wholly-owned subsidiary of BMCA and the parent company to the Purchaser, and ElkCorp on February 9, 2007.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

99.1 News release issued February 12, 2007 regarding commencement of cash tender offers to purchase outstanding ElkCorp notes.












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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: February 13, 2007           By: /s/ John F. Rebele
                                       ------------------------------------
                                       Name: John F. Rebele
                                       Title: Senior Vice President,
                                              Chief Financial Officer and
                                              Chief Administrative Officer
















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
                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

     99.1 News release issued February 12, 2007 regarding commencement of cash tender offers to purchase outstanding ElkCorp notes.



































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